Exhibit 99.2

November 4, 2021 NASDAQ: ABUS www.arbutusbio.com Corporate Presentation

NASDAQ: ABUS www.arbutusbio.com Forward - Looking Statements 2 This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents for the anticipated durations ; the expected cost, timing and results of Arbutus’ clinical development plans and clinical trials, including its clinical collaborations with third parties ; the potential for Arbutus’ product candidates to achieve their desired or anticipated outcomes ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates, including its articulated clinical objectives ; the timeline to a combination cure for HBV ; Arbutus’ coronavirus strategy ; Arbutus’ expectations regarding its technology licensed to third parties ; and other statements relating to Arbutus’ future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies including uncertainties and contingencies related to the ongoing COVID - 19 pandemic . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; market shifts may require a change in strategic focus ; the parties may never realize the expected benefits of the collaborations ; and the ongoing COVID - 19 pandemic could significantly disrupt Arbutus’ clinical development programs . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law .

NASDAQ: ABUS www.arbutusbio.com Investment Highlights 3 HCV: Hepatitis C Virus | HIV Human Immunodeficiency Virus Significant Unmet Medical Need in HBV Undetectable HBV DNA and HBsAg delivered through finite duration treatment with a combination of drugs with different modes of action Goal of HBV Functional Cure Broad HBV Portfolio HBV assets include: RNAi Capsid Inhibitors PD - L1 HBV RNA Destabilizers Coronavirus Research Initiative Focused on direct acting antivirals targeting the viral polymerase and protease Team with Antiviral Expertise & Proven Track Record Applying knowledge gained from HIV and HCV success to HBV and Coronaviruses Global HBV prevalence double that of HCV, potential for larger market opportunity 16 % Ownership in Genevant Rights to potential future royalties and sublicense revenues for LNP Technology

NASDAQ: ABUS www.arbutusbio.com NASDAQ: ABUS www.arbutusbio.com Proven Leadership Team 4 Successful track records in the discovery, development, and commercialization of multiple antivirals including sofosbuvir, etravirine, rilpivirine , telaprevir and simeprevir William H. Collier Chief Development Officer Chief Financial Officer President and CEO David C. Hastings Gaston Picchio, PhD Michael J. Sofia, PhD Chief Scientific Officer Chief Business Officer Michael J. McElhaugh EVP, General Counsel and Chief Compliance Officer Elizabeth Howard, PhD, JD

NASDAQ: ABUS www.arbutusbio.com Sources : Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/ Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign - Born Persons Living in the US by Country of Origin HBV Presents a Significant Unmet Medical Need 5 ~ 900k people die every y ear as a consequence despite the availability of effective vaccines and antivirals. >257M people are chronically infected with HBV, globally. 90M China 15M Europe 2M United States

NASDAQ: ABUS www.arbutusbio.com New HBV Therapies rate of Undetectable HBV DNA rate of HBsAg Loss HIGHER CURES RATES SOC: Standard Of Care | HBsAg : HBV Surface Antigen | PegIFN : P egylated Interferon Source: EASL HBV Clinical Practice Guidelines, 2017 - Pegasys, PEG - Intron, Baraclude and Viread Package Inserts Significant Opportunity to Improve HBV Cure Rates PegIFN Entecavir Tenofovir Dosing Duration 48 - weeks Chronic Chronic HBV DNA Undetectable (<60 - 80 IU/ml) 7 - 19% 67 - 90% 76 - 93% HBsAg Loss ~3 - 7% ~1 - 2% ~1 - 3% Achievable HBV Cure Rates with Current SOC + = HBV cures are achievable with today’s SOC in <5% of patients . Sustained HBsAg and HBV DNA loss after end - of - treatment* is rare. 6 * undetectable HBsAg and HBV DNA 6 months after end - of - treatment accepted as a functional cure. STANDARD OF CARE THERAPIES FOR CHRONIC HBV

NASDAQ: ABUS www.arbutusbio.com An HBV curative regimen would substantially increase diagnosis and treatment rates to unlock significant market growth opportunities. diagnosis Compelling Growth Opportunity in the HBV Market 7 SOC: Standard Of Care Source: Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/ 10.5% Diagnosed 1.8% Treated Low due to sub - optimal SOC cure rate and asymptomatic nature of disease. treatment 27M 257M chronic HBV 4.5M

NASDAQ: ABUS www.arbutusbio.com 3 2 1 2 A Combination of Agents with Complementary MOA is Needed for HBV Cure HBV lifecycle illustrates key points for intervention 1. Nucleoside Analogue 2. Capsid Inhibitor 3. RNAi & RNA Destabilizer NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism of Action

NASDAQ: ABUS www.arbutusbio.com 9 Block HBsAg ▪ RNAi ▪ RNA Destabilizer Immuno - modulation ▪ PD - L1 Inhibitor ▪ Interferon ▪ Therapeutic vaccines Leading to an HBV CURE 3 - Prong Approach to Therapeutic Success MOA: Mechanism of Action | NA: Nucleoside Analogue | HBsAg : HBV Surface Antigen Suppress viral antigens Reduce HBV DNA Boost host immune response Therapeutic success will require a combination of agents with complementary MOAs Reduce Viral Antigens Boost/Reawaken Host Immune Response 3 Block HBsAg ▪ RNAi ▪ RNA Destabilizer Suppress Viral DNA 2 Block Replication ▪ NA ▪ Capsid Inhibitor ▪ RNAi ▪ RNA Destabilizer Reduce cccDNA Pool ▪ Capsid Inhibitor 1

NASDAQ: ABUS www.arbutusbio.com Wholly - Owned Pipeline of Products 10 Phase I HBV Lead Optimization CTA/I ND Enabling Healthy Subjects HBV Patients Phase II HBsAg Reduction RNAi AB - 729 HBV RNA Destabilizers Next Gen HBV DNA Suppression Capsid Inhibitor AB - 836 Immune Reawakening PD - L1 1st gen COVID - 19/Coronaviruses Lead Optimization CTA/I ND Enabling Phase I Phase II Pan - Coronavirus Agent

NASDAQ: ABUS www.arbutusbio.com AB - 729 RNAi Therapeutic 11 Proprietary GalNAc - conjugate delivery technology provides liver targeting and enables subcutaneous dosing Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens Pan - genotypic activity across HBV genotypes Demonstrated complementarity with capsid inhibitors Actively targets the liver Active against cccDNA derived and integrated HBsAg transcripts Clean profile in long term preclinical safety studies Linker GalNAc n Polymerase, Core Ag, eAg , pgRNA sAg sAg HBx

NASDAQ: ABUS www.arbutusbio.com AB - 729 - 001 Phase 1a/1b Trial HBV: Hepatitis B Virus | TDF: tenofovir disoproxil fumarate | cHBV: chronic HBV 12 Part 1 & 2: Single - Ascending Dose Dosing Completed Part 3: Multiple Doses In cHBV Patients (n=7) - Ongoing E: 60 mg Q4W HBV DNA - F: 60 mg Q8W HBV DNA - G: 90 mg Q8W + TDF HBV DNA + I: 90 mg Q8W HBV DNA - J: 90 mg Q12W HBV DNA - K: 90 mg Q8W HBV DNA - , HBeAg + Healthy Subjects cHBV Patients Doses 60 mg / 180 mg / 360 mg 180 mg / 60 mg / 90 mg DNA - / 90 mg DNA+ n= 6 per cohort 6 per cohort Results Up to 180 mg AB - 729 was safe and well - tolerated Single doses of AB - 729 result in comparable mean HBsAg declines at week 12 followed by a sustained plateau phase

NASDAQ: ABUS www.arbutusbio.com 13 Repeat dosing of AB - 729 60 mg and 90 mg Reduces HBsAg CE: 60 mg Q4W (n=7) * CI: 90 mg Q8W (n=6) *Due to prolonged PD activity after single dose of AB - 729 (Yuen, AASLD 2020), subjects switched to 60mg Q12W after Week 20 CF: 60 mg Q8W (n=7) Data presented at EASL 2021 Mean Individual HBeAg - Individual HBeAg+ 5/7 < 100 IU/mL 5/7 < 100 IU/mL 5/6 < 100 IU/mL Key Findings: ▪ The magnitude of HBsAg suppression (1.8 log reduction) was similar across both doses explored ▪ 75% of patients achieved HBsAg <100 IU/mL ▪ HBsAg reduction is sustained over time

NASDAQ: ABUS www.arbutusbio.com Mean HBsAg response similar regardless of AB - 729 dose and dosing intervals to date Visit Cohort E 60 mg Q4W ⱡ Cohort F 60 mg Q8W Cohort I 90 mg Q8W p value between Cohorts Week 16 - 1.44 ( - 0.71 to - 1.95) - 1.39 ( - 1.61 to - 1.08) - 1.63 ( - 0.89 to - 2.44) p ≥ 0.4 Week 24 - 1.84 ( - 0.99 to - 2.31) - 1.57 ( - 1.24 to - 2.01) - 1.79 ( - 1.22 to - 2.46) p ≥ 0.2 Week 32 - 1.84 ( - 0.94 to - 2.36) - 1.68 ( - 1.37 to - 2.15) --- p = 0.5 Week 40 - 1.84 ( - 0.88 to - 2.47) - 1.78* ( - 1.40 to - 2.14) --- p = 0.7 Week 44 - 1.81* ( - 0.93 to - 2.43) - 1.87* ( - 1.32 to - 2.34) [N=6] --- p = 0.8 Week 48 - 1.89* ( - 0.91 to - 2.44) --- --- --- Mean (range) ∆HBsAg with repeat dosing of AB - 729 ⱡ subjects switched to AB - 729 60 mg Q12W after Week 20 dose *Data updated since EASL 2021 ILC 14

NASDAQ: ABUS www.arbutusbio.com 90mg AB - 729 Suppresses HBsAg and Reduces HBV DNA in HBV DNA+ CHB patients 15 Individual and mean change from baseline HBsAg Single dose AB - 729 90 mg HBV DNA+ patients Individual and mean change from baseline HBV DNA Single dose AB - 729 90 mg HBV DNA+ patients Week 12 Mean (SE) : - 1.02 (0.13) Week 24 Mean (SE): - 1.05 (0.12) Week 36 Mean (SE): - 0.812 (0.09) Week 44 Mean (SE): - 0.657 (0.10) 3/5 subjects HBsAg < 100 IU/mL at nadir Week 12 Mean (SE) : - 1.53 (0.24) Week 24 Mean (SE): - 0.525 (0.37) Week 36 Mean (SE): - 0.693 (0.07)

NASDAQ: ABUS www.arbutusbio.com AB - 729 Safe and Well Tolerated After Single and Repeat Doses ▪ No SAEs or discontinuations due to AEs ▪ No treatment - related Grade 3 or 4 AEs* ▪ No Grade 3 or 4 laboratory abnormalities* ▪ Grade 1 and Grade 2 ALT elevations have decreased with continued treatment ▪ Injection site TEAEs were mild (erythema, pain, pruritis, bruising) or moderate (pain) and transient ▪ No clinically meaningful changes in ECGs or vital signs ▪ All patients in cohort E and F consented to an additional 6 months of dosing * 1 subject (Cohort A) with rapid decline in HBsAg of ~2.0 log10 IU/mL had an unrelated Gr 2 AE of food poisoning resulting in unrelated transient Grade 3 AEs of ALT/AST elevation (without bilirubin changes) 16

NASDAQ: ABUS www.arbutusbio.com Key Takeaways ▪ Clinical data supports evaluating AB - 729 60 mg every 8 weeks in Phase 2a combination trials ▪ Long - term dosing with AB - 729 resulted in 75% of patients reaching <100 IU/mL of HBsAg, a clinically relevant threshold which could inform when to stop all therapies ▪ Preliminary data suggest that long - term suppression of HBsAg with AB - 729 results in increased HBV - specific immune response ▪ AB - 729 was safe and well tolerated through 48 weeks of dosing 17

NASDAQ: ABUS www.arbutusbio.com ▪ First patient dosed in a Phase 2a trial in combination with ongoing NA therapy and short courses of Peg - IFNα - 2a in cHBV patients ▪ Three Phase 2a proof - of - concept clinical collaborations are on - going or expected to initiate shortly to accelerate key combination data ▪ Assembly Biosciences, Inc. - Phase 2a enrolling patients ▪ Antios Therapeutics, Inc. - collaboration announced in Q2 2021, additional cohort with AB - 729 expected to be added to clinical trial in 2H 2021 ▪ Vaccitech plc - collaboration announced in Q3 2021, clinical trial expected to initiate in early 2022 18 Next Steps – Combine AB - 729 with Different Compounds in Phase 2a to Inform Future Clinical Trials

NASDAQ: ABUS www.arbutusbio.com 19 Phase 2a POC clinical trial n=40 stably NA - suppressed, HBeAg negative, non - cirrhotic CHB patients After a 24 - week dosing period of AB - 729 ( 60 mg every 8 weeks), patients will be randomized into one of 4 groups : ▪ A1: AB - 729 + NA + weekly Peg - IFNα - 2a for 24 weeks (n=12) ▪ A2: NA + weekly Peg - IFNα - 2a for 24 weeks (n=12) ▪ B1: AB - 729 + NA + weekly Peg - IFNα - 2a for 12 weeks (n=8) ▪ B2: NA + weekly Peg - IFNα - 2a for 12 weeks (n=8) After completion of the assigned Peg - IFNα - 2 a treatment period, all patients will remain on NA therapy for the initial 24 - week follow up period, and then will discontinue NA treatment if treatment stopping criteria are met AB - 729 in combination with ongoing NA therapy and short courses of Peg - IFNα - in CHB patients

NASDAQ: ABUS www.arbutusbio.com NA: Nucleoside Analogue AB - 729 Clinical Collaboration Provides accelerated AB - 729 combination proof - of - concept (POC) with Assembly’s capsid inhibitor and a NA 20 Follow Up AB - 729 + vebicorvir + NA AB - 729 + NA vebicorvir + NA Baseline Wk 72 Wk 48 Wk 24 Phase 2 Clinical Trial enrolling n= ~60 virologically - suppressed patients with chronic HBV infection Equal sharing of expertise and costs for this POC open - label trial

NASDAQ: ABUS www.arbutusbio.com 21 Evaluate safety, pharmacokinetics, immunogenicity and anti - viral activity of triple combination - AB - 729, VTP - 300 and an NA compared to double combinations of AB - 729 with an NA and VTP - 300 with an NA Expected to file CTA in the second half of 2021 and initiate clinical trial in early 2022 Full rights retained by the Companies of their respective product candidates and all costs will be split equally Assuming positive results parties intend to undertake a larger Phase 2b clinical trial POC Phase 2a clinical trial Evaluating AB - 729 in combination with Vaccitech’s immunotherapeutic, VTP - 300, and a NA AB - 729 Clinical Collaboration

NASDAQ: ABUS www.arbutusbio.com 22 AB - 729 Clinical Collaboration Evaluate AB - 729, ATI - 2173 and a NA in a single cohort in the ongoing Antios Phase 2a ANTT201 clinical trial Expected to initiate in the second half of 2021 Trial cohort will include 10 patients with chronic HBV assigned 8:2 to active drug or matching placebos; in combination with an NA POC Phase 2a clinical trial AB - 729 in combination with Antios’ proprietary active site polymerase inhibitor nucleotide (ASPIN), ATI - 2173, and a NA Antios responsible for costs and Arbutus responsible for supply of AB - 729

NASDAQ: ABUS www.arbutusbio.com Novel chemical series differentiated from AB - 506 and other competitor compounds in the Class II capsid inhibitor space Leverages a novel binding site within the core protein dimer - dimer interface Improved intrinsic potency with EC50 < 10 nM Active against NA resistant variants Potential to address known capsid resistant variants T33N and I105T Provides the potential for low dose and wide therapeutic window Demonstrates high liver concentrations in multiple species Projected to be once daily dosing Pangenotypic Combinable with other MOA agents AB - 836 Next - Generation Capsid Inhibitor Potential for increased efficacy and enhanced resistance profile relative to earlier generation capsid inhibitors 23

NASDAQ: ABUS www.arbutusbio.com AB - 836: Next Generation Capsid Inhibitor HBV DNA / 1 o Mechanism cccDNA Formation / 2 o Mechanism Human Serum Shift Compound HepDE19 ; EC 50 μM Ϳ HBV infected PHH ; EC 50 μM Ϳ HBV infected HepG2 - NTCP - C4 ; EC 50 μM) Core I105T Mutation (EC 50 μM ) HBV infected HepG2 - NTCP - C4 ; HBsAg EC 50 μM Ϳ (FC in EC 50 in 40% Human Serum ) AB - ϱϬϲ 0.077 0.032 0.101 1.26 1.430 6x AB - 836 0.010 0.002 0.012 0.118 0.196 2x 3 10 100 0 1 2 3 4 H B V D N A L O G I n h i b i t i o n ( D a y 7 v s V e h i c l e ) (mg/kg QD) AB-836 AB-506 Serum Activity 3 10 100 0 1 2 3 4 H B V D N A L O G I n h i b i t i o n ( D a y 7 v s V e h i c l e ) (mg/kg QD) AB-836 AB-506 Liver Activity in HDI Mouse Model Unique Binding Site HAP: Heteroaryldihydropyrimidine | SBA: Sulfamoylbenzamide I PHH: Primary Human Hepatocytes H A P S B A A B - 5 0 6 24

NASDAQ: ABUS www.arbutusbio.com AB - 836 - 001 Trial 25 Dose 6 ≤600mg Dose 4 ≤200mg Dose 3 ≤100mg Dose 2 ≤35mg Dose 1 10mg Dose 5 ≤400mg Cohort A Cohort B Dose 5 FE ≤400mg Dose 7 ≤800mg Part 1: Single Ascending Dose In Healthy Subjects Alternating Cohorts A and B n=8/cohort; 6 active: 2 placebo Part 2: Multiple Ascending Dose in Healthy Subjects Cohort C (≤ 75mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort D (≤200mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort E (≤ 400mg QD) x 10 days N = 10; 8 active: 2 placebo Part 3: Multiple Doses In Chronic Hepatitis B Patients Cohort F (≤ Cohort C) x 28 days DNA + N = 12; 10 active: 2 placebo Cohort G (≤ Cohort D) x 28 days DNA+ N = 12; 10 active: 2 placebo Cohort H (Dose TBD) x 28 days DNA+ N = 12; 10 active: 2 placebo Cohort I (Dose TBD) + NA x 28 days DNA - N = 12; 10 active: 2 placebo Cohort J (Dose TBD) + TDF x 28 days DNA+ N = 12; 10 active: 2 placebo

NASDAQ: ABUS www.arbutusbio.com Next Gen Oral RNA Destabilizer Program We believe this approach offers potential for an oral HBsAg reducing agent and all oral combination therapy Continuing active research and development of a next generation small molecule Offers a novel mechanism of action to reduce HBsAg and other viral proteins and viral RNA 26

NASDAQ: ABUS www.arbutusbio.com Oral PD - L1 Inhibitor Program for HBV Immune Reactivation Current Lead Candidates ▪ Block PD - L1/PD1 interaction at sub - nM concentrations ▪ Activate HBV - specific immune responses in T - cells from CHB patients in vitro ▪ Novel MOA identified ▪ Demonstrate a robust checkpoint mediated in vivo effect Small - Molecule Inhibitor Approach ▪ Allows controlled checkpoint blockade ▪ Enables oral dosing ▪ Designed to reduce systemic safety issues seen with Abs Rationale ▪ PD - L1 expressed by liver parenchymal and non - parenchymal cells ▪ PD - L1 upregulated during viral hepatitis ▪ PD - 1 upregulated on HBV - specific T - and B - cells ▪ Inhibition in combination with other DAAs leads to sustained viral suppression in preclinical models of HBV 27 PD - L1: Programmed death - ligand 1 | PD - 1: Programmed death ligand protein DAAs : Direct acting antivirals | Abs: Antibodies | MOA: Mechanism of action Lead PD - L1 candidate selected and moving forward into IND - Enabling studies

NASDAQ: ABUS www.arbutusbio.com Long term commitment Pan - coronavirus focused Small Molecule Direct - Acting Antivirals Directed Effort ▪ nsp12 Viral Polymerase - nucleos (t)ides ▪ nsp5 Main Viral Protease - de novo design X - Chem/ Proteros ▪ Proprietary DEL library screening and structural biology for M PRO inhibitor discovery Coronavirus Strategy Leveraging our proven expertise and capabilities in antiviral drug discovery and development COVID - 19 Virus nsp5 / 3CLpro Viral Polymerase Viral Protease +RNA Virus 31 kb Genome nsp5 protease & nsp12 polymerase essential enzymes for replication 28

NASDAQ: ABUS www.arbutusbio.com 2021 Key Objectives Cash balance of $151.9M as of September 30, 2021, cash runway into Q2 2023 Objective Anticipated Timing 2021 Additional data from AB - 729 90 mg single - dose in HBV DNA positive patients 1H Initiate a Phase 2 combination clinical trial to evaluate AB - 729 in combination with Assembly Biosciences’ lead core/capsid inhibitor candidate vebicorvir (VBR) and an NrtI 1H Initiate a Phase 1a/1b clinical trial of AB - 836, our next - generation oral capsid inhibitor 1H Additional data from AB - 729 60 mg multi - dose (4 wk / 8 wk dosing intervals) 1H / 1H Initial data from AB - 729 90 mg multi - dose (8 wk / 12 wk dosing intervals) 1H / 2H Initial data from AB - 729 90 mg multi - dose (8 wk dosing interval) in HBV DNA positive patients 2H Initiate two Phase 2a combination clinical trials in HBV patients; both including AB - 729, with one or more approved or investigational agents 2H Initial Phase 1a/1b data for AB - 836 2H 29 x x x x x

NASDAQ: ABUS www.ArbutusBio.com Thank You